METROPOLIS REALTY TRUST, INC.

                  FORM OF STOCK OPTION AGREEMENT FOR DIRECTORS


1.    Grant of Options

      METROPOLIS REALTY TRUST, INC., a Maryland corporation (the "Company"), hereby grants to _______________ (the "Optionee"), pursuant to the Company's 1996 Directors' Stock Plan (the "Plan"), Stock Options (the "Stock Options"), to purchase an aggregate of _____ shares of common stock, $10.00 par value per share ("Common Stock" or "Shares"), of the Company at a price of $25.00 per share (the "Exercise Price Per Share"), purchasable as set forth in and subject to the terms and conditions of this Option Agreement and the Plan. All undefined capitalized terms herein shall have the same meaning as set forth in the Plan.

2. Exercise of Stock Options and Effect of Termination of Services, Death or Disability.

      (a) Exercisability of Options. The Stock Options shall become exercisable and option shares may be purchased as follows:

            (i) one-third of the option shares covered by the Stock Options shall become purchasable on the date of grant;

            (ii) an additional one-third of the option shares covered by the Stock Options shall become purchasable on the first anniversary date of the date of grant; and

            (iii) the remaining one-third of the option shares covered by the
                  Stock Options shall become purchasable on the second anniversary of the date of grant.

      (b) Expiration Date. Except as otherwise provided in this Option Agreement or the Plan, the Stock Options may not be exercised after the date (hereinafter the "Expiration Date") that is the tenth anniversary of the date of grant.

      (c) Effect of Termination of Services, Death or Disability. If the Optionee ceases to serve as a director of the Company for any reason, the Stock Options that have been previously granted to the Optionee and that are vested as of the date of such cessation may be exercised by the Optionee not later than the Expiration Date. If the Optionee dies prior to the Expiration Date, the Stock Options that have been previously granted to the Optionee and that are vested as of the date of such death may be exercised by the legal representative of the Optionee, or by the person to whom such Stock Options are transferred by will or the laws of descent and distribution not later than the Expiration Date. If the Optionee becomes

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totally disabled prior to the Expiration Date, the Stock Options that have been previously granted to the Optionee and that are vested as of the date of such disability may be exercised by the Optionee or his legal representative not later than the Expiration Date.

      (d) Exercise Procedure. Subject to the conditions set forth in this Option Agreement and the Plan, the Stock Options shall be exercised by the Optionee's delivery of written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased and the Exercise Price Per Share to be paid therefor and accompanied by payment in accordance with
Section 3 hereof. The Optionee may purchase less than the total number of shares covered hereby, provided that no exercise of less than all the Stock Options may be for less than 100 whole Shares.

3.    Payment of Purchase Price

      Payment of the Exercise Price Per Share for shares purchased upon exercise of a Stock Option shall be made by delivery to the Company of the purchase price, payable (i) in cash (by check), (ii) by transferring previously owned Shares to the Company having a fair market value on the date preceding the date of exercise equal to the cash amount for which such shares are substituted,
(iii) by directing the Company to withhold a number of Shares that would otherwise be received upon exercise having a fair market value on the date preceding the date of exercise equal to the cash amount for which such Shares are substituted or (iv) any combination of the foregoing.

4.    Delivery of Shares

      The Company shall, upon payment of the Exercise Price Per Share for the number of Shares purchased and paid for, make prompt delivery of such Shares to the Optionee. No Shares shall be issued and delivered upon exercise of a Stock Option unless and until the aggregate amount of federal, state or local taxes of any kind required by law to be withheld with respect to the exercise of such Stock Options have been paid or satisfied or provision for their payment and satisfaction has been made in accordance with the Plan.

5.    Non-transferability of Stock Options

      Except as provided in the Plan, the Stock Options are personal and no rights granted hereunder may be transferred in any way other than by will or the laws of descent and distribution, nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of a Stock Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon any Stock Option or such rights, this Option Agreement and such rights shall, at the election of the Company, become null and void.


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6.    No Special Directorship Rights

      Nothing contained in the Plan or in this Option Agreement shall constitute evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue as a director for any period of time.

7.    Rights as a Stockholder

      The Optionee shall have no rights as a stockholder with respect to any Shares which may be purchased by exercise of the Stock Options unless and until a certificate representing such Shares is duly issued to the Optionee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on such stock certificate.

8.    Optionee Representations; Legend

      (a) Representations. The Optionee represents, warrants and covenants that he has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his investment in the Company. The Optionee understands that there may be restrictions on his ability to resell any Shares acquired on exercise of a Stock Option. By making payment upon exercise of a Stock Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 8.

      (b) Legend on Stock Certificate. The Optionee understands that, any Shares of Common Stock acquired upon exercise of a Stock Option may not have been registered under the Securities Act nor the securities laws of any state. Accordingly, in the event such Shares have not been registered, all stock certificates representing shares of Common Stock issued to the Optionee upon exercise of a Stock Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

      "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACT AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER."

9.    Miscellaneous

      In the event that the Plan terminates prior to the expiration date of the Options granted hereunder, this Option Agreement shall incorporate by reference all applicable provisions of the Plan until the earlier of (i) the close of business on the day the Option(s)

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granted hereunder expire, or (ii) the date on which all Shares available for issuance hereunder shall have been issued pursuant to the exercise of Stock Options granted hereunder.

      Except as provided herein or in the Plan, this Option Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

      All notices under this Option Agreement shall, unless otherwise provided herein, be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to the other.

      This Option Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

      This Option Agreement shall be binding upon and inure to the heirs, successors and assigns of the Optionee (subject, however, to the limitations set forth herein with respect to assignment of the Stock Options or rights therein) and the Company, and shall be construed in a manner that is consistent with the provisions of the Plan.



Date of Grant:                       METROPOLIS REALTY TRUST, INC.




October 10, 1996                     By:__________________________
                                     Name:
                                     Title:



                                     Address:
                                          c/o Victor Capital Group, L.P.
                                          885 Third Avenue - 12th Floor
                                          New York, New York  10022
                                          Attn: John Klopp


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                             OPTIONEE'S ACCEPTANCE


      The undersigned hereby accepts the foregoing Option Agreement and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1996 Directors' Stock Plan. The undersigned understands and agrees that the Option Agreement is not meant to interpret, extend, or change the Plan in any way, nor to represent the full terms of the Plan. If there is any discrepancy, conflict or omission between this Option Agreement and the provisions of the Plan as interpreted by the Company, the provisions of the Plan shall govern.

                                     OPTIONEE:



                                     By:________________________
                                        Name:


                                     Address:


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